EXHIBIT 23.1
                                                    ------------







                CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February
19, 1999, appearing on page 34 of Cadiz Inc.'s Annual Report on
Form 10-K for the year ended December 31, 1998.



/s/  PricewaterhouseCoopers LLP
     --------------------------
     PricewaterhouseCoopers LLP


Los Angeles, California
March 19, 1999